POWER OF ATTORNEY

       The undersigned, being a director of Detection Systems, Inc. ("Company"), hereby constitutes and appoints Karl H. Kostusiak, Frank J. Ryan and David B. Lederer, or any of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Company's fiscal 1996 Annual Report on Form 10-K, and any amendments thereto, filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of this 25th day of June, 1996.



                                /s/ David B. Lederer
                                ----------------
                                (Signature)


                                David B. Lederer
                                ----------------
                                (Print Name)












  POWER OF ATTORNEY

       The undersigned, being a director of Detection Systems, Inc. ("Company"), hereby constitutes and appoints Karl H. Kostusiak, Frank J. Ryan and David B. Lederer, or any of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Company's fiscal 1996 Annual Report on Form 10-K, and any amendments thereto, filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of this 4th day of June, 1996.



                                /s/ Mortimer B. Fuller III
                                -----------------------
                                (Signature)


                                Mortimer B. Fuller, III
                                -----------------------
                                (Print Name)












  POWER OF ATTORNEY

       The undersigned, being a director of Detection Systems, Inc. ("Company"), hereby constitutes and appoints Karl H. Kostusiak, Frank J. Ryan and David B. Lederer, or any of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Company's fiscal 1996 Annual Report on Form 10-K, and any amendments thereto, filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of this 4th day of June, 1996.



                                /s/ Donald R. Adair
                                ------------------
                                (Signature)


                                Donald R. Adair
                                ------------------
                                (Print Name)












  POWER OF ATTORNEY

       The undersigned, being a director of Detection Systems, Inc. ("Company"), hereby constitutes and appoints Karl H. Kostusiak, Frank J. Ryan and David B. Lederer, or any of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Company's fiscal 1996 Annual Report on Form 10-K, and any amendments thereto, filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of this 4th day of June, 1996.



                                /s/ Edward C. McIrvine
                                -----------------------------
                                (Signature)


                                Edward C. McIrvine
                                -------------------
                                (Print Name)